                                                                    EXHIBIT 10.4


                             STOCK PLEDGE AGREEMENT


     This STOCK PLEDGE AGREEMENT (the "Agreement"), dated as of July 2, 1998, by INTEREP NATIONAL RADIO SALES, INC. (the "Company") in favor of BANKBOSTON, N.A., (the "Agent"), as administrative agent for the Lenders from time to time parties to the Credit Agreement (as defined below).

     WHEREAS, pursuant to a certain Revolving Line of Credit Agreement, dated as of the date hereof, among the Company, MCGAVREN GUILD, INC., D&R RADIO, INC., CBS RADIO SALES, INC., ALLIED RADIO PARTNERS, INC., CABALLERO SPANISH MEDIA L.L.C. and CLEAR CHANNEL RADIO, LLC, the Agent, SUMMIT BANK, as documentation agent, and the Lenders (as amended, restated, modified and supplemented and in effect, from time to time, the "Credit Agreement"; capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement), the Lenders have agreed to make certain Loans to the Borrowers, each of which will derive benefit, directly and indirectly, from such Loans; and

     WHEREAS, it is a condition precedent to the agreement of the Lenders to make Loans under the Credit Agreement that, among other things, the Company shall have executed and delivered to the Agent certain Security Documents, including, without limitation, this Stock Pledge Agreement; and

     WHEREAS, this Stock Pledge Agreement is given by the Company in favor of the Agent and the Lenders to secure the payment and performance of all of the Secured Obligations (as hereinafter defined).

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1.  Pledge.  As security for the prompt payment, observance and
                 ------
performance when due (by acceleration or otherwise) of the Secured Obligations, the Company hereby pledges and grants to the Agent, for the
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                                       2

equal and ratable benefit of the Lenders, a continuing first priority security interest in all of the Company's right, title and interest in and to, whether now existing or hereafter acquired, the following property (collectively, the "Pledged Collateral"):

           (i) the shares of capital stock of any Subsidiary held by the Company and listed on Schedule I hereto (the "Pledged Shares") (which to the extent permitted by law are, and shall remain at all times until this Agreement terminates, certificated securities) and, if incorporated in a jurisdiction which permits certificates, the certificates representing the Pledged Shares and in all cases any interest of the Company in the entries on the books of any financial intermediary pertaining to the Pledged Shares;

           (ii) all additional shares of stock of such Subsidiaries from time to time acquired by the Company in any manner (which to the extent permitted by law are, and shall remain at all times until this Agreement terminates, certificated securities) (which shares shall be deemed to be part of the Pledged Shares) and, if incorporated in a jurisdiction which permits certificates, the certificates representing such additional shares and in all cases any interest of the Company in the entries on the books of any financial intermediary pertaining to such additional shares;

           (iii) all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital, income, profits and other property, interests or proceeds from time to time received, receivable or otherwise distributed to the Company in respect of or in exchange for any or all of the Pledged Shares (collectively, "Distributions"); and

           (iv) all Proceeds (as defined under the Uniform Commercial Code as in effect in any relevant jurisdiction or under other relevant law) of any of the foregoing, and in any event including, without limitation, any and all
     (i) proceeds of any insurance, indemnity, warranty or guarantee payable to the Agent or to the Company from time to time with respect to any of the Pledged Collateral, (ii) payments (in any form whatsoever) made or due and payable to the Company from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any Governmental Authority (or any
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                                       3

     person acting on behalf of a Governmental Authority), (iii) instruments representing obligations to pay amounts in respect of Pledged Shares (iv) products of the Pledged Collateral, and (v) other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

     Section 2.  Secured Obligations.  This Agreement secures, and the Pledged
                 -------------------
Collateral is collateral security for, the prompt payment and performance in full when due, whether at stated maturity, by acceleration or otherwise, of (i) the obligations of the Company under this Agreement (including, without limitation, the obligation of the Company to repay any and all sums advanced by the Agent or any Lender, at its or their option, in payment of taxes, assessments or other public charges and expenses, or to satisfy Liens, other than those created hereby, on or in the Pledged Collateral or any part thereof which, if not paid, might encumber the Pledged Collateral or any part thereof) and (ii) the obligations of the Borrowers to pay, when due (whether at stated maturity, by acceleration or otherwise), the principal of and interest on the Loans made and to be made to the Borrowers under the Credit Agreement and the Notes evidencing the same, and the commitment fees and Agents' fees and all other amounts payable by any Borrower to the Agents and/or the Lenders thereunder ((i) and (ii) being collectively referred to as the "Secured Obligations").

     Section 3.  No Release.  Nothing set forth in this Agreement shall relieve
                 ----------
the Company from the performance of any term, covenant, condition or agreement on the Company's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person or entity under or in respect of any of the Pledged Collateral or impose any obligation on the Agent or any Lender to perform or observe any such term, covenant, condition or agreement on the Company's part to be so performed or observed or impose any liability on the Agent or any Lender for any act or omission on the part of the Company relating thereto or for any breach of any representation or warranty on the part of the Company contained in this Agreement or any other Credit Document or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of the Company contained in this Section 3 shall survive the termination of this Agreement and the discharge of the Company's other obligations hereunder and under the other Credit Documents.
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                                       4

     Section 4.  Delivery of Pledged Collateral.
                 ------------------------------

     (a) All certificates, agreements or instruments representing or evidencing the Pledged Collateral, to the extent not previously delivered to the Agent, shall immediately upon receipt thereof by the Company be delivered to and held by the Agent on behalf of the Lenders pursuant hereto. All Pledged Collateral shall be in suitable form for transfer by delivery and shall be accompanied by duly executed instruments of transfer or assignment in blank (with signatures appropriately guaranteed), all in form and substance satisfactory to the Agent. The Agent shall have the right, at any time after the occurrence and during the continuance of an Event of Default and without notice to the Company, to endorse, assign or otherwise transfer to or to register in the name of the Agent or any of its nominees any or all of the Pledged Collateral. In addition, the Agent shall have the right at any time to exchange certificates representing or evidencing Pledged Collateral for certificates of smaller or larger denominations.

     (b) If any Subsidiary is incorporated in a jurisdiction which does not permit the use of certificates to evidence equity ownership, then the Company shall cause such Subsidiary, to the extent permitted by applicable law, to record such pledge on the stock register of the issuer, execute any customary stock pledge forms or other documents necessary or appropriate to complete the pledge and give the Agent the right to transfer such Pledged Shares under the terms hereof and provide to the Agent an opinion of counsel, in form and substance satisfactory to it, confirming such pledge.

     (c) Notwithstanding anything to the contrary in this Agreement, if any Pledged Shares (whether now owned or hereafter acquired) are uncertificated securities, the Company shall promptly notify any Agent thereof, and shall promptly take all actions required to perfect the security interests of the Agent under applicable law (including, in any event, under Sections 8-106 and 9-115 of the Massachusetts Uniform Commercial Code, if applicable). The Company further agrees to take such actions as the Agent deems reasonably necessary or desirable to effect the foregoing and to permit the Agent to exercise any of its rights and remedies hereunder, and agrees to provide an opinion of counsel reasonably satisfactory to the Agent with respect to any such pledge of uncertificated securities promptly upon request of the Agent.

     Section 5.  Supplements; Further Assurances.
                 -------------------------------

     (a) At any time and from time to time, at the expense of the Company, the Company shall promptly execute and deliver all further instruments and documents, including supplemental or additional UCC-1 financing statements, and take all further action that may be necessary or that the Agent or any Lender may request, in order to perfect and protect any pledge or security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     (b) The Company shall, upon obtaining any Pledged Shares, promptly (and in any event within 5 Business Days) deliver to the Agent a pledge amendment in substantially the form of Schedule II hereto (each, a "Pledge Amendment"), in
                          -----------
respect of the additional Pledged Shares which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such Pledged Collateral, and shall deliver to the Agent duly executed instruments of transfer or assignments in blank (with signatures appropriately guaranteed), all in form and substance satisfactory to the Agent. The Company hereby authorizes the Agent to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to the Agent shall for all purposes hereunder be considered Pledged Collateral.

     Section 6.  Representations and Warranties.  The Company represents and
                 ------------------------------
warrants as follows:

          (i) The Company is, and at the time of any delivery of any Pledged Collateral to the Agent pursuant to Section 4 of this Agreement will be, the legal and beneficial owner of the Pledged Collateral. All Pledged Collateral is on the date hereof and will be, subject to Section 8 hereof, so owned by the Company free and clear of any Lien or other encumbrance except for the Lien created by this Agreement or Liens permitted pursuant to the Credit Agreement.

          (ii) The Company has full power, authority and legal right to pledge all the Pledged Collateral pursuant to this Agreement.

          (iii) To our knowledge, no consent of any party (including, without limitation, any stockholders or creditors of the Company) and no consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority or other person or entity is required either (x) for the pledge by the Company of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by the Company, (y) for the exercise by the Agent of the voting or other nights provided for in this Agreement, or (z) for the exercise by the Agent of the remedies in respect of the Pledged Collateral pursuant to this Agreement.

          (iv) To our knowledge, all of the Pledged Shares have been, and to the extent hereafter issued will be upon such issuance, duly authorized and validly issued and fully paid and nonassessable.

          (v) The Company's chief executive office and principal place of business is at the address set forth in Schedule 11.02 to the Credit Agreement.

          (vi) To our knowledge, as of the date hereof, (x) the Pledged Shares identified in Schedule I constitute the percentage of the issued and
                   ----------
     outstanding shares of capital stock of the Subsidiaries as identified in

     Schedule I, and (y) Schedule I constitutes a true and complete description
     ----------          ----------
     of the Pledged Shares.

          (vii) The Company has delivered to the Agent all certificates representing the Pledged Shares and such delivery and pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest or the comparable interest under foreign law in the Pledged Collateral securing the payment of the Secured Obligations pursuant to the Uniform Commercial Code in effect in each applicable jurisdiction. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to general principles of equity and bankruptcy, insolvency, fraudulent conveyance, moratorium or similar laws of general application affecting the rights and remedies of creditors.

          (viii) All information set forth herein relating to the Pledged Collateral is accurate and complete in all respects.
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                                       7


          (ix) The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulation G, T, U or X or any other provision of any applicable law or regulation or any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, or the certificate of incorporation or bylaws of the Company.

          (x) The Company at all times will be the beneficial owner of the Pledged Collateral.

     Section 7.  Voting Rights, Distributions: Etc.
                 ---------------------------------

     (a)  So long as no Event of Default shall have occurred and be continuing:

          (i) The Company shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof for any purpose not inconsistent with the terms or purpose of this Agreement or any of the other Credit Documents; provided, however, that the
                                                     --------  -------
     Company shall not in any event exercise such rights in any manner which may have a material adverse effect on the value of the Pledged Collateral or the security intended to be provided by this Agreement.

          (ii) Subject to the provisions of Section 1 hereof and the terms of the Agreement, the Company shall be entitled to receive and retain, and to utilize free and clear of the Lien of this Agreement, any and all Distributions; provided, however, that any and all such Distribution
                    --------  -------
     consisting of rights or interests in the form of shares of stock shall be, and shall be forthwith delivered to the Agent to hold as, Pledged Collateral and shall, if received by the Company, be received in trust for the benefit of the Lenders, be segregated from the other property or funds of the Company, and be forthwith delivered to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement and stock powers executed in blank).

          (iii) The Agent shall be deemed without further action or formality to have granted to the Company all necessary consents relating to voting rights and shall, if necessary, upon written request of the Company and at the Company's sole expense, from
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                                       8

     time to time execute and deliver (or cause to be executed and delivered) to the Company all such instruments as the Company may reasonably request in order to permit the Company to exercise the voting and other rights which it is entitled to exercise pursuant to Section 7(a)(i) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 7(a)(ii) hereof.

     (b) Upon the occurrence and during the continuance of an Event of Default:

          (i) All rights of the Company to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to
     Section 7(a)(i) hereof without any action or the giving of any notice shall cease, and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to exercise such voting and other consensual rights.

          (ii) All rights of the Company to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii) hereof shall cease and all such rights shall thereupon become vested in the Agent, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

     (c) The Company shall, at its own expense, from time to time execute and deliver to the Agent appropriate instruments as the Agent or any Lender may request in order to permit the Agent to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 7(b)(i) hereof and to receive all Distributions which it may be entitled to receive under Section 7(b)(ii) hereof.

     (d) All Distributions which are received by the Company contrary to the provisions of Section 7(b)(ii) hereof shall be received in trust for the benefit of the Lenders, shall be segregated from other funds of the Company and shall immediately be paid over to the Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

     Section 8.  Transfers and Other Liens;, Additional Equity Interests;
                 --------------------------------------------------------
Principal Office.
----------------
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                                       9

     (a) The Company shall not (i) sell, convey, assign or otherwise dispose of, or grant any option, right or warrant with respect to, any of the Pledged Collateral, (ii) create or a permit to exist any Lien or other encumbrance upon or with respect to any Pledged Collateral other than the Lien and security interest granted to the Agent for the benefit of the Lenders under this Agreement, or (iii) permit any Subsidiary to merge, consolidate or change its legal form, except as expressly permitted by the Credit Agreement and, in the case of any Subsidiary the shares in which have been pledged hereunder, unless
(i) all of the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation, or (ii) the surviving or resulting corporation is the Company and any cash, securities or other property distributed in connection therewith is distributed to the Company.

     (b) The Company shall (i) cause each Subsidiary not to issue any shares of stock in addition to or in substitution for the Pledged Shares issued by such Subsidiaries, except to the Company, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock which are required to be pledged hereunder.

     (c) The Company shall not change its chief executive office and principal place of business, and shall not change its corporate name or the name under which it is conducting business, without giving the Agent not less than 45 days prior written notice of such change.

     Section 9.  Reasonable Care.  The Agent shall be deemed to have exercised
                 ---------------
reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equivalent to that which the Agent, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that the Agent shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not the Agent has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any person or entity with respect to any Pledged Collateral.

     Section 10.  Remedies upon Default; Decisions Relating to Exercise
                  -----------------------------------------------------
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                                       10

of Remedies.
-----------

     (a) If any Event of Default shall have occurred and be continuing, the Agent shall be entitled to exercise any of the rights, powers and remedies (whether vested in it by this Agreement or by any other Credit Document or by law) for the protection and enforcement of the rights of the Lenders in respect of the Pledged Collateral, and the Agent may, at the instruction of the Majority Lenders, in addition to other rights and remedies provided for herein or otherwise available to it to be exercised from time to time, do any one or more of the following acts, which the Company hereby agrees to be commercially reasonable: (i) retain and apply the Distributions to the Secured Obligations as provided for in Section 11 hereof, (ii) transfer all or any part of the Pledged Collateral into the Agent's name or the name of its nominee or nominees, and
(ii) exercise all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in any applicable jurisdiction at that time, and the Agent may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof (including, without limitation, any partial interest in the Pledged Shares) in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Agent may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. The Agent, any Lender or any of their respective affiliates may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such person or entity as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold absolutely free from any claim or right on the part of the Company, and the Company hereby waives (to the full extent permitted by law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Company acknowledges and agrees that, to the extent notice of sale shall be required by law, 5 days' notice to the Company of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification to the Company. The Agent shall not be obligated to make any sale of

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                                       11

Pledged Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Company hereby waives any claims against the Agent or any Lender arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Agent accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

     (b) The Company recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to Persons who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Company acknowledges that any such private sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

     (c) If the Agent determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, the Company shall from time to time furnish to the Agent all such information as the Agent may request in order to determine the number of Pledged Shares included in the Pledged Collateral which may be sold by the Agent as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

     (d) The Company recognizes that, by reason of certain prohibitions contained in laws, rules, regulations or orders of any foreign governmental authority, the Agent may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such foreign governmental authority. The Company acknowledges that any such sales may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agree that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales.

     (e) In addition to any of the other rights and remedies hereunder, the Agent shall have the right to institute a proceeding seeking specific performance in connection with any of the agreements or obligations hereunder.

     Section 11.  Application of Proceeds.  All Distributions held from time to
                  -----------------------
time by the Agent for the benefit of the Lenders and all cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral pursuant to the exercise by the Agent of its remedies as a secured creditor as provided in Section 10 hereof shall be applied from time to time by the Agent in accordance with the terms and provisions of the Credit Agreement.

     Section 12.  Expenses.  The Company shall upon demand pay to the Agent and
                  --------
any Lender the amount of any and all reasonable out of pocket expenses, including the reasonable fees and expenses of its counsel and the reasonable fees and expenses of any experts and agents, which the Agent or such Lender may incur in connection with (i) the collection of the Secured Obligations, (ii) the administration of this Agreement, (iii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iv) the exercise or enforcement of any of the rights of the Agent or such Lender hereunder or (v) the failure by the Company to perform or observe any of the provisions hereof. All amounts payable by the Company under this
Section 12 shall be due upon demand and shall be part of the Secured Obligations. The Company's obligations under this Section shall survive the termination of this Agreement and the discharge of the Company's other obligations hereunder.

     Section 13.  No Waiver; Cumulative Remedies.
                  ------------------------------

     (a) No failure on the part of the Agent or any Lender to exercise, no course of dealing with respect to, and no delay on the part of the Agent or any Lender in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

     (b) In the event the Agent shall have instituted any proceeding to enforce any right, power or remedy under this instrument by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Agent, then and in every such case, the Company and the Agent shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Agent shall continue as if no such proceeding had been instituted.

     Section 14.  The Agent May Perform; The Agent Appointed Attorney-in-Fact.
                  -----------------------------------------------------------
If the Company shall fail to do any act or thing that it has covenanted to do hereunder or any warranty on the part of the Company contained herein shall be breached, the Agent may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose.
Any and all amounts so expended by the Agent shall be paid by the Company promptly upon demand therefor, with interest at the highest rate then in effect under the Credit Agreement during the period from and including the date so expended to the date of repayment. The Company's obligations under this Section 14 shall survive the termination of this Agreement and the discharge of the Company's other obligations hereunder and under the Credit Documents. The Company hereby appoints the Agent its attorney-in-fact with an interest, with full authority in the place and stead of the Company and in the name of the Company, or otherwise, from time to time in the Agent's discretion to take any action and to execute any instrument consistent with the terms of this Agreement and the other Credit Documents which the Agent may deem necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. The Company hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof other than anything that constitutes gross negligence or willful misconduct by such attorney.

     Section 15.  Indemnity.
                  ---------

     (a) Indemnity.  The Company hereby agrees to assume liability for, and does
         ---------
hereby agree to indemnify, protect, save and keep harmless the Agent, the Lenders and their respective agents and servants, from and against, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits and reasonable costs and expenses of whatsoever kind or nature, imposed on, incurred by or asserted against the Agent, the Lenders or their respective agents and servants, in any way relating to or arising out of this Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, merchantability, fitness, sale, return or other disposition of any Pledged Collateral (other than by reason of the respective indemnitees' own gross negligence or willful misconduct). Without limiting the generality of the foregoing, the Company hereby agrees to reimburse the Agent and the Lenders for all costs, liabilities or expenses reasonably incurred by them pursuant to any of the duties hereby or thereby created or in the exercise of any duty, right, remedy or power herein or therein imposed or conferred upon them (other than any such costs, liabilities and expenses resulting from the Agent's gross negligence or willful misconduct).

     (b) Survival.  The obligations of the Company contained in this Section 15
         --------
shall survive the termination of this Agreement and the discharge of the Company's other obligations hereunder and under the other Credit Documents.

     Section 16.  Amendments; Etc.  This Agreement may not be amended or
                  ---------------
modified except by written agreement of the Company and the Agent (with the consent of the Majority Lenders), and no consent or waiver hereunder shall be valid unless in writing and signed by the Person or Persons giving such consent or waiver, provided that any amendment or modification that releases all or a significant portion of the Pledged Collateral hereunder shall require the consent of each of the Lenders.

     Section 17.  Termination.  When all the Secured Obligations (other than
                  -----------
Secured Obligations in the nature of continuing indemnities and expense reimbursement obligations not yet due and payable) have been indefeasibly paid in full in cash and have been terminated this Agreement shall terminate. Upon termination of this Agreement, the Agent shall, upon the request and at the expense of the Company, forthwith assign, transfer and deliver to the company, against receipt and without recourse to or warranty by the Agent or the Lenders, such of the Pledged Collateral as may be in the possession of the Agent and as shall not have been sold or otherwise applied pursuant to the terms hereof, on the order of and at the expense of the Company, and proper instruments (including UCC termination statements on Form UCC-3) acknowledging the termination of this Agreement.

     Section 18.  Notices.  All notices, requests and demands will be given to
                  -------
or made upon the respective parties hereto in writing (the term "in writing" to
                                                                 ----------
include reference to communications by telex, telegram, cable or telecopier provided the same are promptly confirmed by letter) at their respective addresses specified in Schedule 11.02 of the Credit Agreement or as to any party at such other address as may be designated by it in a written notice to all other parties. All notices, requests, consents and demands hereunder will be effective when personally delivered or when duly deposited in the mails, delivered to the telegraph office or telexed or telecopied, addressed as aforesaid.

     Section 19.  Assignment.  Subject to the provisions of Section 11.06 of the
                  ----------
Credit Agreement, it is understood that the Lenders may from time to time assign their rights in respect of the Secured Obligations, and the word "Lenders" when used herein shall be deemed to mean the Lenders and their respective successors and assignees.

     Section 20.  Governing Law.  This agreement shall be governed by, and shall
                  -------------
be construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts.

     Section 21.  Severability of Provisions.  Any provision of this Agreement
                  --------------------------
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     Section 22.  Execution in Counterparts.  This Agreement and any amendments,
                  -------------------------
waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

     Section 23.  Headings.  The Section headings used in this Agreement are for
                  --------
convenience of reference only and shall not affect the construction of this Agreement.

     Section 24.  Credit Agreement Provisions.  For purposes hereof, the
                  ---------------------------
provisions of Sections 10.09, 11.03 and 11.04 of the Credit Agreement are hereby incorporated, mutatis mutandis, as if set forth herein in full. So long as any
              ------- --------
Secured Obligations shall remain outstanding hereunder, such provisions, as so incorporated, shall survive the payment in full of the Loans, and the termination of the Credit Agreement.

     Section 25.  Future Advances.  This Agreement shall secure payment of any
                  ---------------
amounts advanced from time to time pursuant to the Credit Agreement.

     IN WITNESS WHEREOF, the Company has caused this Stock Pledge Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                    INTEREP NATIONAL RADIO
                                    SALES, INC.


                                    By:  /s/ Marc G. Guild
                                       ----------------------------------
                                    Name: Mark G. Guild
                                    Title:   President, Marketing Division

                                   SCHEDULE I
                                   ----------


                                                                  CERT-               NUMBER              NUMBER OF
                       CLASS OF               PAR                IFICATE                OF               OUTSTANDING
     ISSUER              STOCK               VALUE                NO(S)           SHARES PLEDGED            SHARES
----------------   -----------------   ------------------   ------------------  ------------------  ----------------------


McGavren           Common              No par                         3                  200                   200
Guild, Inc.        Common              No par                         4                43.25                 43.25
                   Common              No par                       166                 6.75                  6.75


D&R Radio,         Common              No par                        10                  196                   196
Inc.

CBS Radio          Common              No par                         1                   10                    10
Sales, Inc.

Allied Radio       Common              $1.00 par                      7                 1790                  1790
Partners, Inc.

                                  SCHEDULE II
                                  -----------

                                PLEDGE AMENDMENT
                                ----------------



     This Pledge Amendment, dated          ,   , is delivered pursuant to
                                 ---------- ---
Section 5(b) of the Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Stock Pledge Agreement, dated as of September 19, 1997, between, among others, the undersigned and BankBoston, N.A., as agent (the "Agreement"; capitalized terms defined therein being used herein as therein defined). and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                     INTEREP NATIONAL RADIO SALES, INC.



                     By:
                        --------------------------------------
                     Name:
                     Title: